UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2006

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770
Metairie, Louisiana	70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (504) 838-8222

(Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On May 10, 2006, Newpark Resources, Inc. notified the New York Stock Exchange that, given the current status of the internal investigation reported by Newpark in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2006, Newpark will not be able to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which we refer to in this report as the Form 10-Q.  Further, given the current status of the internal investigation, Newpark notified the NYSE that it has not made any determination as to whether its Annual Report on Form 10-K for the year ended December 31, 2005 will require a restatement as a result of the ongoing internal investigation.  As a result, Newpark will not satisfy the requirements of Section 203.01 of the NYSE Listed Company Manual because it will not be able to distribute its annual report to shareholders within 120 days following Newpark’s fiscal year-end, as required by that rule.

          Newpark has requested an extension of time for distributing its annual report to shareholders pending completion of the internal investigation through the 15th day following the filing of the Form 10-Q.  As indicated in its Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission on May 10, 2006, Newpark cannot predict with certainty when the investigation will be complete or when it will be able to file its Form 10-Q and any restatement of prior historical financial statements, if deemed necessary.  However, Newpark is hopeful that it will be able to make the necessary filings within 60 days of the date of the Notification of Late Filing.

          On May 16, 2006, the NYSE notified Newpark that the procedures outlined in Section 802.01E of the NYSE Listed Company Manual will apply if Newpark subsequently fails to timely file its Annual Report on Form 10-K for the year ending December 31, 2006, which we refer to in this report as the 2006 Form 10-K.  Section 802.01E provides, among other things, that the NYSE will monitor a company that has failed to timely file its Annual Report on Form 10-K and the filing status of that report.  If the company fails to file its Annual Report on Form 10-K within six months of the filing due date, the NYSE, in its sole discretion, either may grant the company up to an additional six months to file that report or may commence suspension and delisting procedures against the company.  Newpark expects that it will be able to file the 2006 Form 10-K in a timely manner.

SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: May 24, 2006	By:	/s/ Eric Wingerter

Eric M. Wingerter, V.P. and Corporate Controller, Acting Chief Financial Officer (Principal Financial Officer)